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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 24, 2003



                             FRANKLIN BANCORP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



MICHIGAN                                                              01-0746997
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)

                                    0-50078
                            (COMMISSION FILE NUMBER)

                24725 WEST TWELVE MILE ROAD, SOUTHFIELD, MI 48034
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (248) 358-4710
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1     July 24, 2003 Press Release


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 24, 2003, registrant announced its consolidated results of operations for the second quarter ended June 30, 2003, as set forth in the press release included as Exhibit 99.1 hereto.

         The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2003

                                         FRANKLIN BANCORP, INC.
                                         (REGISTRANT)



                                         By: /s/ Leonard B. Carleton
                                             -----------------------------------
                                                 Leonard B. Carleton, Treasurer
                                                 and CFO

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                                  EXHIBIT INDEX

Exhibit:          Description:

99.1              July 24, 2003 Press Release


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